EXHIBIT 99.13

PERFORMANCE CALCULATIONS

                                                                   EXHIBIT 99.13

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             Pacific Portfolios Variable Annuity Separate Account
              Schedule for Computation of Performance Quotations
                      Average Initial Premium = $45,000.
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Last Year Ending 12/31/97

                    Money Mkt      Mgd Bond     Govt Secty     High Yield    Equity Income    Multi-Strat       Intern'l
Start Date            12/31/96      12/31/96      12/31/96       12/31/96       12/31/96         12/31/96        12/31/96
Beginning AUV        10.356036     10.274757     10.144127      10.961721      11.657031        11.032656       11.843494
End Date              12/31/97      12/31/97      12/31/97       12/31/97       12/31/97         12/31/97        12/31/97
Ending AUV           10.751784     11.137453      10.95187       11.82987      14.783078        13.014333       12.762569
Annual Fee ($40)       $  0.89     $    0.89     $    0.89      $    0.89      $     -          $     -         $    0.89
CDSC                   $ 63.00     $   63.00     $   63.00      $   63.00      $   63.00        $   63.00       $   63.00
Ending ERV             $974.33     $1,020.07     $1,015.74      $1,015.31      $1,205.17        $1,116.62       $1,013.71
AATR W/Drawal            -2.57%         2.01%         1.57%          1.53%         20.52%           11.66%           1.37%
AATR  Account             3.73%         8.31%         7.87%          7.83%         26.82%           17.96%           7.67%

                  Equity Index    Growth LT       Equity     Bond + Income    Emerg Mkts     Aggsv Eqty
Start Date            12/31/96      12/31/96      12/31/96       12/31/96      12/31/96        12/31/96
Beginning AUV        11.968901     11.613700     12.593450       9.791233      9.574244       10.672142
End Date              12/31/97      12/31/97      12/31/97       12/31/97      12/31/97        12/31/97
Ending AUV            15.69257     12.707541     14.676255      11.231117      9.281881       10.921505
Annual Fee ($40)     $     -       $    0.89     $     -        $     -         $  0.89         $  0.89
CDSC                 $   63.00     $   63.00     $   63.00      $   63.00       $ 63.00         $ 63.00
Ending ERV           $1,248.11     $1,030.30     $1,102.39      $1,084.06       $905.57          959.48
AATR W/Drawal            24.81%         3.03%        10.24%          8.41%        -9.44%          -4.05%
AATR Account             31.11%         9.33%        16.54%         14.71%        -3.14%           2.25%

Dollar Values are per $1000 of initial premium
Average Annual Total Return (AATR) of Surrender Value = [ERV/$1000]-1 $40 Annual Fee waived if contract value over $50,000

--------------------------------------------------------------------------------
             Pacific Portfolios Variable Annuity Separate Account
              Schedule for Computation of Performance Quotations
                      Average Initial Premium = $45,000.
--------------------------------------------------------------------------------

Last 3 Years ending 12/31/97

                     Money Mkt       Mgd Bond       Govt Secty     High Yield   Equity Income   Multi-Strat      Intern'l
Start Date             12/30/94       12/30/94       12/30/94       12/30/94       12/30/94       12/30/94       12/30/94
Beginning AUV          9.603907       8.514737       8.530157       8.519994       7.624217       8.048181       9.038482
End Date               12/31/97       12/31/97       12/31/97       12/31/97       12/31/97       12/31/97       12/31/97
Ending AUV            10.751784      11.137453      10.951870      11.829870      14.783078      13.014333      12.762569
Annual Fee ($40)     $     1.78     $      -       $      -       $      -       $      -       $      -       $     0.89
CDSC                 $    54.00     $    54.00     $    54.00     $    54.00     $    54.00     $    54.00     $    54.00
Ending ERV           $ 1,063.64     $ 1,254.02     $ 1,229.90     $ 1,334.48     $ 1,884.96     $ 1,563.05     $ 1,356.87
AATR W/Drawal              2.08%          7.84%          7.14%         10.10%         23.53%         16.05%         10.71%
AATR  Account              3.78%          9.36%          8.69%         11.56%         24.70%         17.37%         12.16%

                   Equity Index     Growth LT         Equity    Bond + Income   Emerg Mkts    Aggsv Eqty
Start Date             12/30/94       12/30/94       12/30/94      12/30/94     N/A           N/A
Beginning AUV          7.347206       7.409890       8.171504      7.592276
End Date               12/31/97       12/31/97       12/31/97      12/31/97
Ending AUV            15.692570      12.707541      14.676255     11.231117
Annual Fee ($40)     $      -       $      -       $      -      $      -
CDSC                 $    54.00     $    54.00     $    54.00    $    54.00
Ending ERV           $ 2,081.86     $ 1,660.94     $ 1,742.03    $ 1,425.28
AATR W/Drawal             27.69%         18.43%         20.32%        12.54%
AATR Account              28.78%         19.70%         21.55%        13.94%

Dollar Values are per $1000 of initial premium
Average Annual Total Return (AATR) of Surrender Value = [(ERV/$1000) to the power of (1/3)]-1
$40 Annual Fee waived if contract value over $50,000

--------------------------------------------------------------------------------
             Pacific Portfolios Variable Annuity Separate Account
              Schedule for Computation of Performance Quotations
                      Average Initial Premium = $45,000.
--------------------------------------------------------------------------------

Last 5 Years ending 12/31/97

                        Money Mkt        Mgd Bond      Govt Secty      High Yield   Equity Income     Multi-Strat        Intern'l
 Start Date              12/31/92        12/31/92        12/31/92        12/31/92        12/31/92        12/31/92        12/31/92
 Beginning AUV           9.278833        8.199955        8.342795        7.393702        7.260880        7.690714        6.940174
 End Date                12/31/97        12/31/97        12/31/97        12/31/97        12/31/97        12/31/97        12/31/97
 Ending AUV             10.751784       11.137453       10.951870       11.829870       14.783078       13.014333       12.762569
 Annual Fee ($40)      $     2.67      $     1.78      $     1.78      $      -        $     1.78      $     1.78      $      -
 CDSC                  $    27.00      $    27.00      $    27.00      $    27.00      $    27.00      $    27.00      $    27.00
 Ending ERV            $ 1,128.77      $ 1,328.97      $ 1,283.52      $ 1,572.99      $ 2,005.57      $ 1,662.38      $ 1,811.94
 AATR W/Drawal               2.45%           5.85%           5.12%           9.48%          14.93%          10.70%          12.62%
 AATR  Account               2.94%           6.28%           5.56%           9.86%          15.24%          11.06%          12.96%

                    Equity Index    Growth LT         Equity     Bond + Income    Emerg Mkts    Aggsv Eqty
Start Date              12/31/92       N/A           12/31/92        12/31/92        N/A           N/A
Beginning AUV           6.835878                     7.454115        7.136625
End Date                12/31/97                     12/31/97        12/31/97
Ending AUV             15.692570                    14.676255       11.231117
Annual Fee ($40)      $     1.78                   $     0.89      $     0.89
CDSC                  $    27.00                   $    27.00      $    27.00
Ending ERV            $ 2,264.83                   $ 1,940.28      $ 1,545.41
AATR W/Drawal              17.76%                       14.18%           9.10%
AATR Account               18.04%                       14.49%           9.47%

Dollar Values are per $1000 of initial premium
Average Annual Total Return (AATR) of Surrender Value = [(ERV/$1000) to the power of (1/5)]-1
$40 Annual Fee waived if contract value over $50,000

-------------------------------------------------------------------------------
             Pacific Portfolios Variable Annuity Separate Account
              Schedule for Computation of Performance Quotations
                      Average Initial Premium = $45,000.
-------------------------------------------------------------------------------

Last 10 Years ending 12/31/97



                 Money Mkt  Mgd Bond  Govt Secty  High Yield  Equity Income  Multi-Strat  Intern'l
Start Date          N/A       N/A         N/A         N/A         N/A            N/A        N/A
Beginning AUV
End Date
Ending AUV
Annual Fee ($40)
CDSC
Ending ERV
AATR W/Drawal
AATR  Account

                  Equity Index  Growth LT    Equity      Bond + Income  Emerg Mkts   Aggsv Eqty
Start Date             N/A         N/A         12/31/87      12/31/87    N/A           N/A
Beginning AUV                                  4.255963      4.430472
End Date                                       12/31/97      12/31/97
Ending AUV                                    14.676255     11.231117
Annual Fee ($40)                             $     0.89    $     0.89
CDSC                                         $      -      $      -
Ending ERV                                   $ 3,445.50    $ 2,532.82
AATR W/Drawal                                     13.17%         9.74%
AATR Account                                      13.17%         9.74%

Dollar Values are per $1000 of initial premium
Average Annual Total Return (AATR) of Surrender Value = [(ERV/$1000) to the power of (1/10)]-1
$40 Annual Fee waived if contract value over $50,000

--------------------------------------------------------------------------------
             Pacific Portfolios Variable Annuity Separate Account
              Schedule for Computation of Performance Quotations
                      Average Initial Premium = $45,000.
--------------------------------------------------------------------------------

From Inception of Fund

                   Money Mkt        Mgd Bond      Govt Secty      High Yield    Equity Income     Multi-Strat      Intern'l
Start Date             1/4/88          1/4/88          1/4/88          1/4/88          1/4/88          1/4/88          1/4/88
Beginning AUV        7.340021        5.184201        5.409269        4.737509        4.348104        4.848630        6.046630
End Date             12/31/97        12/31/97        12/31/97        12/31/97        12/31/97        12/31/97        12/31/97
Ending AUV          10.751784       11.137453        10.95187        11.82987       14.783078       13.014333       12.762569
Days                     3649            3649            3649            3649            3649            3649            3649
Annual Fee ($40)   $     0.89      $     0.89       $    0.89       $    2.67           $0.89      $     0.89      $      -
CDSC               $      -        $      -         $     -         $     -        $      -        $      -        $      -
Ending ERV         $ 1,463.57      $ 2,146.54       $2,022.94       $2,490.93      $ 3,397.07      $ 2,681.86      $ 2,110.69
AATR W/Drawal            3.88%           7.94%           7.30%           9.56%          13.01%          10.37%           7.76%
AATR  Account            3.88%           7.94%           7.30%           9.56%          13.01%          10.37%           7.76%

                   Equity Index   Growth LT       Equity    Bond + Income   Emerg Mkts    Aggsv Eqty
Start Date             1/30/91        1/3/94        1/3/84        1/3/84        4/1/96        4/1/96
Beginning AUV         5.257292      6.634056      2.515479      2.629096     10.000000     10.000000
End Date              12/31/97      12/31/97      12/31/97      12/31/97      12/31/97      12/31/97
Ending AUV            15.69257     12.707541     14.676255     11.231117      9.281881     10.921505
Days                      2527          1458          5111          5111           639           639
Annual Fee ($40)     $     -      $      -      $     0.89    $      -      $     1.78    $     1.78
CDSC                 $     -      $    45.00    $      -      $      -     $    63.00    $    63.00
Ending ERV           $2,984.92    $ 1,870.50    $ 5,829.60    $ 4,271.86    $   863.49    $ 1,027.21
AATR W/Drawal            17.11%        16.97%        13.42%        10.93%        -8.04%         1.55%
AATR Account             17.11%        17.67%        13.42%        10.93%        -4.21%         5.11%

Dollar Values are per $1000 of initial premium
Average Annual Total Return (AATR) of Surrender Value = [(ERV/$1000) to the power of (365/# days)]-1
$40 Annual Fee waived if contract value over $50,000

--------------------------------------------------------------------------------
             Pacific Portfolios Variable Annuity Separate Account
              Schedule for Computation of Performance Quotations
                      Average Initial Premium = $45,000.
--------------------------------------------------------------------------------

From Inception of Separate Account

                  Money Mkt        Mgd Bond       Govt Secty      High Yield   Equity Income     Multi-Strat      Intern'l
Start Date            1/2/96          1/2/96          1/2/96          1/2/96          1/2/96          1/2/96          1/2/96
Beginning AUV      10.000000       10.000000       10.000000       10.000000       10.000000       10.000000       10.000000
End Date            12/31/97        12/31/97        12/31/97        12/31/97        12/31/97        12/31/97        12/31/97
Ending AUV         10.751784       11.137453        10.95187        11.82987       14.783078       13.014333       12.762569
Days                     729             729             729             729             729             729             729
Annual Fee ($40)  $     1.78      $     0.89      $     1.78      $     0.89      $      -        $     0.89      $      -
CDSC              $    63.00      $    63.00      $    63.00      $    63.00      $    63.00      $    63.00      $    63.00
Ending ERV        $ 1,009.48      $ 1,049.78      $ 1,029.44      $ 1,119.03      $ 1,415.31      $ 1,237.38      $ 1,213.26
TR W/Drawal             0.47%           2.46%           1.46%           5.79%          19.00%          11.25%          10.16%
TR  Account             3.65%           5.50%           4.61%           8.73%          21.62%          14.05%          12.99%

                 Equity Index     Growth LT         Equity      Bond + Income    Emerg Mkts       Aggsv Eqty
Start Date            1/2/96          1/2/96          1/2/96          1/2/96         4/17/96         4/17/96
Beginning AUV      10.000000       10.000000       10.000000       10.000000       10.102463        9.908720
End Date            12/31/97        12/31/97        12/31/97        12/31/97        12/31/97        12/31/97
Ending AUV          15.69257       12.707541       14.676255       11.231117        9.281881       10.921505
Days                     729             729             729             729             623             623
Annual Fee ($40)  $      -        $      -        $      -        $     0.89      $     1.78      $     1.78
CDSC              $    63.00      $    63.00      $    63.00      $    63.00      $    63.00      $    63.00
Ending ERV        $ 1,506.26      $ 1,207.75      $ 1,404.63      $ 1,059.08      $   854.07      $ 1,037.28
TR W/Drawal            22.76%           9.91%          18.54%           2.92%          -8.83%           2.17%
TR Account             25.31%          12.75%          21.18%           5.94%          -4.89%           5.81%

Dollar Values are per $1000 of initial premium
Average Annual Total Return (AATR) of Surrender Value = [(ERV/$1000) to the power of (365/# days)]-1
$40 Annual Fee waived if contract value over $50,000